SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): NOVEMBER 16, 2004


                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


    BRITISH VIRGIN ISLANDS             1-11226                    98-0372112
      ----------------------           -------                    ----------
       (State or other               (Commission                (IRS Employer
        jurisdiction of              File Number)               Identification
         incorporation)                                              Number)

    9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement
communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 16, 2004, Tommy Hilfiger Corporation (the "Company") entered into a First Amendment and Waiver Agreement to the Credit Agreement, dated as of June 28, 2002 (the "Credit Agreement"), by and among the Company, Tommy Hilfiger U.S.A., Inc. ("TH USA"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders") and JPMorgan Chase Bank, as administrative agent for the Lenders (the "Amendment and Waiver Agreement").

Under the terms of the Amendment and Waiver Agreement, the Lenders have agreed to waive compliance with Section 8.1(d) of the Credit Agreement until March 15, 2005, solely to the extent that a Default or an Event of Default (as such terms are defined under the Credit Agreement) under such section is caused by the failure of the Company and TH USA to provide certain quarterly financial information for the period ended September 30, 2004 in accordance with the requirements of Section 6.1(b) of the Credit Agreement. The Lenders have also agreed to waive compliance with Section 8.1(e) of the Credit Agreement until March 15, 2005, solely with respect to Section 704 of the Indenture, dated as of May 1, 1998, among the Company, TH USA and The Chase Manhattan Bank (the "Indenture"), provided that such waiver shall automatically expire if any Indebtedness (as such term is defined in the Indenture) under the Indenture is declared due and payable as a result of any failure to comply with Section 704 thereof.

In addition, under the terms of the Amendment and Waiver Agreement, until such time as the Company and TH USA furnish the quarterly financial information required by Section 6.1(b) of the Credit Agreement, the Company generally must obtain majority approval from the Lenders for acquisition investments above a specified dollar threshold and must maintain certain minimum liquidity levels.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                               TOMMY HILFIGER CORPORATION


                                               By: /s/ Joseph Scirocco
                                                  ------------------------------
                                                  Name:  Joseph Scirocco
                                                  Title: Senior Vice President,
                                                         Chief Financial Officer
                                                         and Treasurer

Date:  November 18, 2004